UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23101

American Funds Strategic Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Steven I. Koszalka

American Funds Strategic Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Strategic Bond FundSM First report to investors for the period ended June 30, 2016

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here is the total return on a $1,000 investment with all distributions reinvested for the period ended June 30, 2016. Also shown are the estimated gross and net expense ratios as of the prospectus dated January 12, 2016:

Class A shares	Lifetime (since 3/18/16)	Gross expense ratio	Net expense ratio

Reflecting 3.75% maximum sales charge	–0.63%	1.16%	1.08%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The fund’s estimated gross expense ratio for Class A shares is 1.16% for the current fiscal year.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2017. The adviser may elect to extend, modify or terminate the reimbursement at that time. The investment result and net expense ratio shown reflect the reimbursement, without which the result would have been lower and the expenses higher. Refer to the fund’s most recent prospectus for details.

Although the fund has a plan of distribution, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Expenses shown assume fees for distribution services were charged on these assets. However, because fees for distribution services were not charged on these assets, actual fund expenses were lower and total return was higher. See the “Plan of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

We take a distinctive approach to multisector bond investing.

Fellow investors:

We are pleased to present this inaugural report for American Funds Strategic Bond Fund. For the period March 18, 2016, to June 30, 2016, the fund gained 3.25%.

The fund outpaced its benchmark and its peers. The Barclays U.S. Aggregate Index* — the core bond benchmark that the fund seeks to outpace — rose 2.81%. The fund’s peer group, as measured by the Lipper Multi-Sector Income Funds Average, gained 3.18%. The Barclays U.S. Aggregate Index measures investment-grade U.S. bonds (rated BBB/Baa and above); Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Bond market overview

The quarter was characterized by mixed reports on both the U.S. and global economy. Interest rates fell as investors sought relative safety and monetary policy remained accommodative. Home prices and consumer spending improved during the quarter, and it is estimated that GDP growth will finish higher than in the first quarter of 2016. Despite a weak May employment report, the job market seems to be broadly improving. The unemployment rate ended the quarter at a healthy 4.9%.

The Federal Reserve continues to be dovish, signaling that rate hikes, if any, will be gradual. That stance, paired with global growth fears in the wake of the U.K. vote to leave the European Union, led many market observers to expect no rate hike this year. It also helped the 10-year Treasury yield to fall to 1.49%, after rising earlier in the quarter when a summer rate hike seemed possible. Inflation also began to rise modestly, supported by rising oil prices and strengthening wage growth. The Consumer Price Index in the first half of 2016 has averaged a 1.1% year-over-year increase, while the same average was nearly flat in 2015.

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

American Funds Strategic Bond Fund	1

Low interest rates continued to spur robust corporate bond issuance. At $712 billion in the first half of the year, investment-grade issuance was up 1% from the same period in 2015. However, much of this activity was driven by refinancing, stock buybacks and M&A, rather than companies using proceeds to invest in growth initiatives. Dell provided the quarter’s biggest deal with $20 billion in bonds to finance its acquisition of IT products and services provider EMC.

Inside the portfolio

In a flexible, multisector fund, managers adjust portfolio holdings on a regular basis to respond to market expectations. In line with the fund’s philosophy, managers maintained relatively low exposure to credit risk in sectors like high-yield corporate debt and emerging markets, but instead sought excess returns from interest rate, yield curve and inflation strategies.

The fund’s managers closely analyzed the market’s Brexit expectations and took note that, prior to the vote, the market had essentially priced in an assumption that voters would elect to “stay.” That made buying protection against a possible “leave” vote a very low-cost option. By consequently increasing the duration of the portfolio the day prior to the vote, managers protected the portfolio, which did well relative to most peers.

Managers’ decision to avoid agency mortgages during the period also proved beneficial to the fund’s relative results, as this asset class lagged other areas of the market.

Finally, the portfolio maintains a meaningful position in Treasury Inflation-Protected Securities (TIPS). Managers believe there is significant upside potential in TIPS as rates remain lower for longer. With the market pricing a downward trend for future inflation, the managers believe these securities should do well even if inflation does not increase.

Looking ahead

The second half of 2016 should continue to produce moderate growth for the U.S., which appears to be on a positive trajectory. While global shocks like Brexit could keep U.S. and overseas growth tame, such developments aren’t likely to plunge the U.S. into recession.

If growth does remain moderate, short-term interest rates could rise before the end of the year. That would conflict with the consensus view, which may be overestimating the Fed’s conciliatory stance. Although the Fed is expected to normalize monetary policy over the long run, the process to reach a “desirable” long-term target rate will almost certainly be a slow one. The Fed’s gradualist approach to raising rates and the view that the U.S. economy will continue to improve should prevent the inflation rate from declining. Furthermore, it should support a gentle uptick.

2	American Funds Strategic Bond Fund

American Funds Strategic Bond Fund seeks to provide maximum total return consistent with preservation of capital. We feel confident that the fund can serve our investors well in this regard.

We look forward to reporting to you again in six months.

Cordially,

John H. Smet
Vice Chairman of the Board

David A. Hoag
President

August 16, 2016

For current information about the fund, visit americanfunds.com.

The fund’s 30-day yield for Class A shares as of July 31, 2016, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.72% (1.72% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

American Funds Strategic Bond Fund	3

Investment portfolio June 30, 2016	unaudited

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	55.10%
AAA/Aaa	1.43
AA/Aa	6.79
A/A	9.38
BBB/Baa	10.31
Below investment grade	8.08
Unrated	.14
Short-term securities & other assets less liabilities	8.77
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 91.23%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 55.10%
U.S. Treasury inflation-protected securities 28.08%
U.S. Treasury Inflation-Protected Security 0.125% 2021[1]	$6,056	$6,210
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	1,866	1,893
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]	23,649	24,934
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	8,733	9,451
		42,488

U.S. Treasury 27.02%
U.S. Treasury 0.875% 2019[2]	8,524	8,567
U.S. Treasury 1.125% 2021	20,325	20,439
U.S. Treasury 1.25% 2021[2]	646	654
U.S. Treasury 1.625% 2023	4,720	4,828
U.S. Treasury 1.625% 2023	4,500	4,603

4	American Funds Strategic Bond Fund

	Principal amount	Value
	(000)	(000)
U.S. Treasury 1.625% 2026	$1,590	$1,610
U.S. Treasury 2.50% 2046	178	186
		40,887

Total U.S. Treasury bonds & notes		83,375

Corporate bonds & notes 26.90%
Health care 8.23%
AbbVie Inc. 3.20% 2026	610	618
AbbVie Inc. 4.45% 2046	630	642
Actavis Funding SCS 4.75% 2045	360	378
Aetna Inc. 2.80% 2023	160	164
Aetna Inc. 3.20% 2026	785	810
Aetna Inc. 4.25% 2036	615	638
Aetna Inc. 4.375% 2046	530	551
Centene Corp. 5.625% 2021[3]	165	172
Centene Corp. 4.75% 2022	550	564
Centene Corp. 6.125% 2024[3]	165	176
Concordia Healthcare Corp. 9.50% 2022[3]	175	164
Express Scripts Inc. 3.40% 2027	1,250	1,254
Express Scripts Inc. 4.80% 2046	1,250	1,254
inVentiv Health Inc. 10.00% 2018	175	175
Kinetic Concepts, Inc. 12.50% 2019	365	346
Kinetic Concepts, Inc. 7.875% 2021[3]	195	208
Molina Healthcare, Inc. 5.375% 2022[3]	500	501
Mylan Laboratories Inc. 3.15% 2021[3]	1,700	1,728
Pfizer Inc. 2.75% 2026	1,300	1,343
UnitedHealth Group Inc. 3.10% 2026	495	520
VPI Escrow Corp. 7.50% 2021[3]	100	89
VRX Escrow Corp. 6.125% 2025[3]	200	161
		12,456

Financials 5.83%
ACE INA Holdings Inc. 3.35% 2026	245	261
Australia and New Zealand Banking Group Ltd. 2.30% 2021	1,200	1,219
Bank of Nova Scotia 1.65% 2019	1,790	1,802
BNP Paribas 4.375% 2026[3]	490	496
Citigroup Inc. 3.40% 2026	120	123
DNB ASA 2.375% 2021[3]	820	833
Goldman Sachs Group, Inc. 1.998% 2021[4]	573	575
JPMorgan Chase & Co. 2.40% 2021	1,340	1,359
Nordea Bank AB 2.25% 2021[3]	1,200	1,216
Wells Fargo & Co. 4.40% 2046	925	942
		8,826

Energy 5.07%
Anadarko Petroleum Corp. 5.55% 2026	745	825
Anadarko Petroleum Corp. 6.60% 2046	125	151
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[3]	210	200
Cheniere Energy, Inc. 7.00% 2024[3]	330	339
Chevron Corp. 2.954% 2026	900	930
ConocoPhillips 4.95% 2026	125	142
Ecopetrol SA 5.875% 2023	200	206
Enbridge Energy Partners, LP 5.875% 2025	155	172
Enbridge Energy Partners, LP 7.375% 2045	255	312

American Funds Strategic Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Energy (continued)
Energy Transfer Partners, LP 6.125% 2045	$125	$130
Enterprise Products Operating LLC 3.95% 2027	95	101
Exxon Mobil Corp. 4.114% 2046	120	135
Halliburton Co. 5.00% 2045	105	115
Kinder Morgan, Inc. 5.55% 2045	295	301
Petrobras Global Finance Co. 8.375% 2021	550	569
Petróleos Mexicanos 6.875% 2026[3]	250	280
Schlumberger BV 4.00% 2025[3]	500	539
Shell International Finance BV 2.875% 2026	550	560
Shell International Finance BV 4.00% 2046	550	563
Southwestern Energy Co. 4.95% 2025	365	352
Sunoco LP 6.25% 2021[3]	165	166
Tesoro Logistics LP 6.125% 2021	40	42
Tesoro Logistics LP 6.375% 2024	50	53
Western Gas Partners LP 4.65% 2026	255	258
Williams Partners LP 4.30% 2024	160	151
Williams Partners LP 5.10% 2045	95	82
		7,674

Utilities 2.70%
Commonwealth Edison Company 3.65% 2046	750	770
Emera Inc. 6.75% 2076	475	483
Emera US Finance LP 2.70% 2021[3]	135	138
Emera US Finance LP 3.55% 2026[3]	315	322
Emera US Finance LP 4.75% 2046[3]	475	486
Exelon Corp. 2.45% 2021	235	239
NRG Energy, Inc. 7.25% 2026[3]	300	300
PPL Capital Funding, Inc. 3.10% 2026	1,330	1,348
		4,086

Consumer staples 1.80%
Anheuser-Busch InBev NV 3.65% 2026	290	311
Molson Coors Brewing Co. 2.10% 2021	200	201
Molson Coors Brewing Co. 3.00% 2026	570	571
Molson Coors Brewing Co. 4.20% 2046	630	636
Reynolds American Inc. 5.85% 2045	205	263
Walgreens Boots Alliance, Inc. 2.60% 2021	170	173
Walgreens Boots Alliance, Inc. 3.45% 2026	543	559
		2,714

Consumer discretionary 1.34%
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[3]	250	254
Newell Rubbermaid Inc. 4.20% 2026	320	348
Newell Rubbermaid Inc. 5.50% 2046	440	525
Under Armour, Inc. 3.25% 2026	435	441
YUM! Brands, Inc. 5.00% 2024[3]	440	452
		2,020
Information technology 0.94%
Oracle Corp. 4.00% 2046	1,250	1,263
Western Digital Corp. 7.375% 2023[3]	150	160
		1,423

6	American Funds Strategic Bond Fund

	Principal amount		Value
	(000)		(000)
Industrials 0.75%
Fortive Corp. 2.35% 2021[3]		$120	$122
Republic Services, Inc. 2.90% 2026		1,000	1,017
			1,139

Materials 0.24%
Teck Resources Ltd. 8.00% 2021[3]		350	361

Total corporate bonds & notes			40,699

Bonds & notes of governments & government agencies outside the U.S. 7.84%
Brazilian Treasury Bill 0% 2018	BRL	25,000	6,496
Japanese Government, Series 20, 0.10% 2025[1]		¥498,500	5,156
Letras del Banco Central de la Republica Argentina 0% 2016	ARS	1,910	124
Letras del Banco Central de la Republica Argentina 0% 2016		1,270	80
			11,856

Asset-backed obligations 1.33%
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[3,5]		$2,000	2,013

Municipals 0.06%
Territory of Puerto Rico, Sales Tax Fncg. Corp., Sales Tax Rev. Ref. Bonds, Series 2007-A, AMBAC insured, 0% 2054		900	87

Total bonds, notes & other debt instruments (cost: $134,565,000)			138,030

Short-term securities 8.92%
Fannie Mae 0.38% due 9/2/2016		1,600	1,599
Federal Home Loan Bank 0.31%–0.33% due 8/4/2016–8/17/2016		7,900	7,897
Roche Holdings, Inc. 0.41% due 8/4/2016[3]		4,000	3,999

Total short-term securities (cost: $13,494,000)			13,495
Total investment securities 100.15% (cost: $148,059,000)			151,525
Other assets less liabilities (0.15)%			(222)

Net assets 100.00%			$151,303

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $14,440,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 6/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	7/15/2016	Barclays Bank PLC	€1,018	$1,139	$(9)
Mexican pesos	7/14/2016	Citibank	MXN12,150	$663	1
Mexican pesos	7/15/2016	Citibank	MXN6,989	$373	8
Mexican pesos	7/25/2016	Bank of America, N.A.	MXN22,811	$1,207	38
Mexican pesos	8/5/2016	JPMorgan Chase	MXN27,300	$1,495	(7)
					$31

American Funds Strategic Bond Fund	7

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 6/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Argentine pesos	9/12/2016	Citibank	$152	ARS2,255	$ 8
Brazilian reais	7/7/2016	Citibank	$4,911	BRL17,500	(525)
Brazilian reais	7/11/2016	Bank of America, N.A.	$1,006	BRL3,450	(65)
Japanese yen	7/7/2016	Bank of America, N.A.	$4,037	¥440,000	(224)
Japanese yen	7/22/2016	UBS AG	$794	¥84,000	(20)
Norwegian kroner	7/29/2016	Citibank	$1,345	NKr11,150	13
Norwegian kroner	8/4/2016	Bank of America, N.A.	$140	NKr1,140	3
Singapore dollars	7/14/2016	JPMorgan Chase	$776	S$1,050	(3)
Singapore dollars	7/29/2016	JPMorgan Chase	$498	S$680	(6)
Singapore dollars	8/4/2016	Bank of America, N.A.	$161	S$215	1
South Korean won	7/11/2016	UBS AG	$232	KRW267,600	(1)
South Korean won	7/25/2016	Bank of America, N.A.	$189	KRW217,000	— [6]
South Korean won	7/29/2016	Citibank	$506	KRW600,000	(15)
South Korean won	7/29/2016	Citibank	$514	KRW610,000	(15)
					$(849)
Forward currency contracts — net					$(818)

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $256,951,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 6/30/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	1.0335%	6/3/2018	$12,500	$71
Receive	LCH	US Federal Funds Effective Rate	0.43	7/1/2018	21,900	2
Pay	LCH	3-month USD-LIBOR	0.7425	7/1/2018	22,400	(2)
Receive	LCH	3-month USD-LIBOR	1.15474	6/6/2019	9,800	98
Pay	LCH	3-month USD-LIBOR	1.1595	6/6/2019	18,300	(186)
Receive	LCH	3-month USD-LIBOR	0.99	6/24/2019	24,000	127
Receive	LCH	3-month USD-LIBOR	1.3075	3/23/2021	15,500	249
Receive	LCH	3-month USD-LIBOR	1.157	5/12/2021	15,700	137
Receive	LCH	3-month USD-LIBOR	1.3525	5/26/2021	9,700	175
Pay	LCH	3-month USD-LIBOR	1.0695	6/17/2021	10,300	(43)
Pay	LCH	3-month USD-LIBOR	1.086	6/21/2021	6,100	(30)
Pay	LCH	3-month USD-LIBOR	1.15	6/22/2021	7,500	(60)
Receive	LCH	6-month GBP-LIBOR	1.071	6/23/2021	£7,800	236
Receive	LCH	3-month USD-LIBOR	2.045	3/24/2023	$53,800	492
Receive	LCH	3-month USD-LIBOR	1.4465	4/1/2023	3,000	61
Receive	LCH	3-month USD-LIBOR	1.4885	5/31/2023	4,100	92
Receive	LCH	3-month USD-LIBOR	1.8875	6/7/2023	33,600	185
Receive	LCH	3-month USD-LIBOR	1.335	6/13/2023	12,100	146
Pay	LCH	3-month USD-LIBOR	1.7455	3/23/2026	15,900	(577)
Pay	LCH	6-month JPY-LIBOR	0.1277	3/24/2026	¥500,000	(78)
Pay	LCH	6-month EURIBOR	0.542	4/22/2026	€1,700	(36)
Pay	LCH	3-month USD-LIBOR	1.5955	5/12/2026	$16,100	(350)
Pay	LCH	3-month USD-LIBOR	1.601	5/18/2026	8,500	(189)
Pay	LCH	3-month USD-LIBOR	1.712	5/26/2026	5,000	(163)

8	American Funds Strategic Bond Fund

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 6/30/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	1.446%	6/17/2026	$8,000	$56
Pay	LCH	3-month USD-LIBOR	1.58	6/23/2026	4,300	(85)
Pay	LCH	6-month GBP-LIBOR	1.4452	6/23/2026	£4,000	(236)
Pay	LCH	3-month USD-LIBOR	1.5855	6/24/2026	$7,500	(152)
Pay	LCH	3-month USD-LIBOR	1.5775	6/24/2026	9,800	(192)
Pay	LCH	3-month USD-LIBOR	1.3805	7/5/2026	8,000	— [6]
Pay	LCH	3-month USD-LIBOR	2.35	3/24/2031	11,700	(443)
Pay	LCH	3-month USD-LIBOR	2.22	6/7/2031	7,300	(180)
Pay	LCH	3-month USD-LIBOR	2.166	3/22/2046	1,100	(88)
Receive	LCH	3-month USD-LIBOR	2.204	3/23/2046	3,200	287
Receive	LCH	6-month EURIBOR	1.0678	4/22/2046	€700	56
Pay	LCH	6-month EURIBOR	1.1452	4/25/2046	200	(21)
Receive	LCH	3-month USD-LIBOR	2.1195	5/12/2046	$3,250	224
Pay	LCH	3-month USD-LIBOR	1.9165	6/21/2046	1,300	(25)
						$(442)

Credit default swaps

The fund has entered into credit default swaps as shown in the following table. The average month-end notional amount of credit default swaps while held was $9,042,000.

Centrally cleared credit default swaps on credit indices — buy protection

						Upfront	Unrealized
						premiums	depreciation
		Pay	Expiration	Notional	Value	paid	at 6/30/2016
Referenced index	Clearinghouse	fixed rate	date	(000)	(000)	(000)	(000)
CDX.NA.HY.25	ICE	5.00%	12/20/2020	$1,559	$(65)	$(44)	$(22)
CDX.NA.HY.26	ICE	5.00	6/20/2021	16,800	(543)	(381)	(162)
							$(184)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $261,099,000.

						Unrealized
						appreciation
					Notional	(depreciation)
			Number of		amount	at 6/30/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
30 Day Federal Funds Futures	CME	Long	335	July 2016	$138,973	$95
30 Day Federal Funds Futures	CME	Short	893	August 2016	370,131	(587)
10 Year U.S. Treasury Note Futures	CME	Long	241	September 2016	31,639	409
20 Year U.S. Treasury Bond Futures	CME	Short	100	September 2016	16,736	(498)
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	14	September 2016	2,551	(58)
5 Year U.S. Treasury Note Futures	CME	Long	322	October 2016	39,214	123

American Funds Strategic Bond Fund	9

						Unrealized
						appreciation
					Notional	(depreciation)
			Number of		amount	at 6/30/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
2 Year U.S. Treasury Note Futures	CME	Long	26	October 2016	$ 5,679	$24
30 Day Federal Funds Futures	CME	Short	275	October 2016	114,065	(121)
						$(613)

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $3,764,000, which represented 2.49% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,875,000, which represented 10.49% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Amount less than one thousand.

Key to abbreviations and symbols

ARS = Argentine pesos

BRL = Brazilian reais

£ = British pounds

CME = CME Group

€ = Euros

EURIBOR = Euro Interbank Offered Rate

Fncg. = Financing

ICE = Intercontinental Exchange, Inc.

¥ = Japanese yen

KRW = South Korean won

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NKr = Norwegian kroner

Ref. = Refunding

Rev. = Revenue

S$ = Singapore dollars

See Notes to Financial Statements

10	American Funds Strategic Bond Fund

Financial statements

Statement of assets and liabilities	unaudited
at June 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $148,059)		$151,525
Cash		239
Cash denominated in currencies other than U.S. dollars (cost: $252)		254
Unrealized appreciation on open forward currency contracts Receivables for:		72
Sales of investments	$3,713
Sales of fund’s shares	2,995
Closed forward currency contracts	16
Variation margin	292
Interest	334	7,350
		159,440
Liabilities:
Unrealized depreciation on open forward currency contracts		890
Payables for:
Purchases of investments	6,789
Repurchases of fund’s shares	12
Closed forward currency contracts	73
Investment advisory services	57
Services provided by related parties	6
Variation margin	309
Other	1	7,247
Net assets at June 30, 2016		$151,303

Net assets consist of:
Capital paid in on shares of beneficial interest		$148,751
Undistributed net investment income		292
Undistributed net realized gain		848
Net unrealized appreciation		1,412
Net assets at June 30, 2016		$151,303

See Notes to Financial Statements

American Funds Strategic Bond Fund	11

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (14,685 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$113,021	10,969	$10.31
Class B	51	5	10.30
Class C	4,109	399	10.29
Class F-1	1,635	159	10.30
Class F-2	13,343	1,295	10.31
Class 529-A	1,471	143	10.30
Class 529-B	15	1	10.31
Class 529-C	623	61	10.29
Class 529-E	167	16	10.30
Class 529-F-1	238	23	10.30
Class R-1	26	3	10.31
Class R-2	47	5	10.30
Class R-2E	26	2	10.31
Class R-3	48	5	10.31
Class R-4	246	24	10.30
Class R-5E	26	2	10.31
Class R-5	26	3	10.31
Class R-6	16,185	1,570	10.31

See Notes to Financial Statements

12	American Funds Strategic Bond Fund

Statement of operations	unaudited
for the period March 18, 2016[1] to June 30, 2016	(dollars in thousands)

Investment income:
Income:
Interest		$681
Fees and expenses[2]:
Investment advisory services	$135
Distribution services	57
Transfer agent services	6
Administrative services	3
Reports to shareholders	— [3]
Registration statement and prospectus	10
Auditing and legal	1
Custodian	1
Other	— [3]
Total fees and expenses before reimbursements	213
Other reimbursements	— [3]
Total fees and expenses after reimbursements		213
Net investment income		468

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2)	1,018
Forward currency contracts	(298)
Interest rate swaps	(163)
Credit default swaps	59
Futures contracts	459
Currency transactions	(227)	848
Net unrealized appreciation (depreciation) on:
Investments	3,466
Forward currency contracts	(818)
Interest rate swaps	(442)
Credit default swaps	(184)
Futures contracts	(613)
Currency translations	3	1,412
Net realized gain and unrealized appreciation		2,260

Net increase in net assets resulting from operations		$2,728

[1]	Commencement of operations.
[2]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Strategic Bond Fund	13

Statement of changes in net assets
for the period March 18, 2016* to June 30, 2016†	(dollars in thousands)

Operations:
Net investment income	$468
Net realized gain	848
Net unrealized appreciation	1,412
Net increase in net assets resulting from operations	2,728

Dividends paid to shareholders from net investment income	(176)

Net capital share transactions	148,751

Total increase in net assets	151,303

Net assets:
Beginning of period	—
End of period (including undistributed net investment income: $292)	$151,303

*	Commencement of operations.
†	Unaudited.

See Notes to Financial Statements

14	American Funds Strategic Bond Fund

Notes to financial statements	unaudited

1. Organization

American Funds Strategic Bond Fund (the “fund”) was organized on October 8, 2015, as a Delaware statutory trust. On December 18, 2015, the fund obtained its initial capitalization of $100,000 from the sale of 10,000 Class A shares of beneficial interest to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced March 18, 2016, upon the initial purchase of investment securities. The fund’s fiscal year ends on December 31. The fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide maximum total return consistent with preservation of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different

American Funds Strategic Bond Fund	15

arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

16	American Funds Strategic Bond Fund

3. Valuation

CRMC, the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of

American Funds Strategic Bond Fund	17

index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

18	American Funds Strategic Bond Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$83,375	$—	$83,375
Corporate bonds & notes	—	40,699	—	40,699
Bonds & notes of governments & government agencies outside the U.S.	—	11,856	—	11,856
Asset-backed obligations	—	2,013	—	2,013
Municipals	—	87	—	87
Short-term securities	—	13,495	—	13,495
Total	$—	$151,525	$—	$151,525

American Funds Strategic Bond Fund	19

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$72	$—	$72
Unrealized appreciation on interest rate swaps	—	2,694	—	2,694
Unrealized appreciation on futures contracts	651	—	—	651
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(890)	—	(890)
Unrealized depreciation on interest rate swaps	—	(3,136)	—	(3,136)
Unrealized depreciation on credit default swaps	—	(184)	—	(184)
Unrealized depreciation on futures contracts	(1,264)	—	—	(1,264)
Total	$(613)	$(1,444)	$—	$(2,057)

*	Forward currency contracts, interest rate swaps, credit default swaps and futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in

20	American Funds Strategic Bond Fund

lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

American Funds Strategic Bond Fund	21

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be announced contracts and mortgage dollar rolls, that involve the fund selling mortgage related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional

22	American Funds Strategic Bond Fund

conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar denominated securities of foreign issuers may also be affected by changes in relative currency values.

High portfolio turnover — The fund may engage in frequent and active trading of its portfolio securities. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s performance.

American Funds Strategic Bond Fund	23

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks

24	American Funds Strategic Bond Fund

may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

American Funds Strategic Bond Fund	25

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

26	American Funds Strategic Bond Fund

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps, credit default swaps and futures contracts as of, or for the period ended, June 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$72	Unrealized depreciation on open forward currency contracts	$890

Forward currency	Currency	Receivables for closed forward currency contracts	16	Payables for closed forward currency contracts	73

Interest rate swaps	Interest	Net unrealized appreciation*	2,694	Net unrealized depreciation*	3,136

Credit default swaps	Credit	Net unrealized appreciation*	—	Net unrealized depreciation*	184

Futures contracts	Interest	Net unrealized appreciation*	651	Net unrealized depreciation*	1,264
			$3,433		$5,547

		Net realized (loss) gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(298)	Net unrealized depreciation on forward currency contracts	$(818)

Interest rate swaps	Interest	Net realized loss on interest rate swaps	(163)	Net unrealized depreciation on interest rate swaps	(442)

Credit default swaps	Credit	Net realized gain on credit default swaps	59	Net unrealized depreciation on credit default swaps	(184)

Futures contracts	Interest	Net realized gain on futures contracts	459	Net unrealized depreciation on futures contracts	(613)
			$57		$(2,057)

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only the current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps, credit default swaps and futures contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, credit default swaps and futures contracts, the

American Funds Strategic Bond Fund	27

program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$49	$(49)	$—	$—	$—
Citibank	34	(34)	—	—	—
JPMorgan Chase	5	(5)	—	—	—
Total	$88	$(88)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$289	$(49)	$—	$—	$240
Barclays Bank PLC	23	—	—	—	23
Citibank	614	(34)	(580)	—	—
JPMorgan Chase	17	(5)	(12)	—	—
UBS AG	20	—	—	—	20
Total	$963	$(88)	$(592)	$—	$283

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

28	American Funds Strategic Bond Fund

As of and during the period ended June 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2015, the year the fund commenced operations.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and amortization of premiums and discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

As of June 30, 2016, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$3,931
Gross unrealized depreciation on investment securities	(554)
Net unrealized appreciation on investment securities	3,377
Cost of investment securities	148,148

American Funds Strategic Bond Fund	29

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	For the period March 18, 2016*
Share class	to June 30, 2016
Class A	$150
Class B	—	†
Class C	4
Class F-1	2
Class F-2	18
Class 529-A	1
Class 529-B	—	†
Class 529-C	1
Class 529-E	—	†
Class 529-F-1	—	†
Class R-1	—	†
Class R-2	—	†
Class R-2E	—	†
Class R-3	—	†
Class R-4	—	†
Class R-5E	—	†
Class R-5	—	†
Class R-6	—	†
Total	$176

*	Commencement of operations.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.570% of daily net assets. For the period ended June 30, 2016, the investment advisory services fee was $135,000.

Other reimbursements — CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the period ended June 30, 2016, total fees and expenses reimbursed by CRMC was less than $1,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

30	American Funds Strategic Bond Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of June 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

American Funds Strategic Bond Fund	31

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee will be amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on net assets between $20 billion and $100 billion, and 0.03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the period ended June 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$51		$5		$2		Not applicable
Class B	—	*	—	*	Not applicable		Not applicable
Class C	4		—	*	—	*	Not applicable
Class F-1	1		—	*	—	*	Not applicable
Class F-2	Not applicable		1		1		Not applicable
Class 529-A	—		—	*	—	*	$—	*
Class 529-B	—	*	—	*	—	*	—	*
Class 529-C	1		—	*	—	*	—	*
Class 529-E	—	*	—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class R-1	—		—	*	—	*	Not applicable
Class R-2	—	*	—	*	—	*	Not applicable
Class R-2E	—		—	*	—	*	Not applicable
Class R-3	—	*	—	*	—	*	Not applicable
Class R-4	—	*	—	*	—	*	Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		—	*	—	*	Not applicable
Total class-specific expenses	$57		$6		$3		$—	*

*	Amount less than one thousand.

32	American Funds Strategic Bond Fund

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Funds Strategic Bond Fund	33

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]			Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares		Amount	Shares

For the period March 18, 2016[2] to June 30, 2016

Class A	$111,754	11,057	$75		7		$(969)	(95)		$110,860	10,969
Class B	54	5	—	[3]	—	[3]	(4)	—	[3]	50	5
Class C	4,122	405	3		—	[3]	(60)	(6)		4,065	399
Class F-1	1,616	159	2		—	[3]	(1)	—	[3]	1,617	159
Class F-2	13,223	1,296	18		2		(33)	(3)		13,208	1,295
Class 529-A	1,456	143	1		—	[3]	— [3]	—	[3]	1,457	143
Class 529-B	21	2	—	[3]	—	[3]	(7)	(1)		14	1
Class 529-C	617	61	1		—	[3]	—	—		618	61
Class 529-E	164	16	—	[3]	—	[3]	—	—		164	16
Class 529-F-1	235	23	—	[3]	—	[3]	— [3]	—	[3]	235	23
Class R-1	25	3	—		—		—	—		25	3
Class R-2	46	5	—	[3]	—	[3]	—	—		46	5
Class R-2E	25	2	—		—		—	—		25	2
Class R-3	48	5	—		—		— [3]	—	[3]	48	5
Class R-4	244	24	—	[3]	—	[3]	—	—		244	24
Class R-5E	25	2	—		—		—	—		25	2
Class R-5	25	3	—		—		—	—		25	3
Class R-6	16,025	1,570	—		—		—	—		16,025	1,570
Total net increase (decrease)	$149,725	14,781	$100		9		$(1,074)	(105)		$148,751	14,685

[1]	Includes exchanges between share classes of the fund.
[2]	Commencement of operations.
[3]	Amount less than one thousand.

34	American Funds Strategic Bond Fund

9. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $92,732,000 and $41,277,000, respectively, during the period ended June 30, 2016.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and SEC registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $248,000. These expenses are not included in the fund’s statement of operations.

10. Ownership concentration

At June 30, 2016, CRMC held 34% of the fund’s outstanding shares. The ownership represents the seed money invested in the fund when it began operations on March 18, 2016.

American Funds Strategic Bond Fund	35

Financial highlights

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income		Net gains on securities (both realized and unrealized)	Total from investment operations
Class A:
Period from 3/18/2016 to 6/30/2016[4,5,6]	$10.00	$.03	[7]	$.30	$.33
Class B:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.20	[7]	.11	.31
Class C:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.28		.02	.30
Class F-1:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.29		.02	.31
Class F-2:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.28		.05	.33
Class 529-A:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.26		.05	.31

36	American Funds Strategic Bond Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]

$(.02)	$10.31	3.25%[7,8]		$113,021	.25%[7,8]		.25%[7,8]		.32%[7,8]

(.01)	10.30	3.11	[7,8]	51	.31	[7,8]	.31	[7,8]	1.98	[7,8]

(.01)	10.29	3.00	[8]	4,109	.48	[8]	.48	[8]	2.72	[8]

(.01)	10.30	3.15	[8]	1,635	.28	[8]	.28	[8]	2.84	[8]

(.02)	10.31	3.27	[8]	13,343	.21	[8]	.21	[8]	2.78	[8]

(.01)	10.30	3.13	[8]	1,471	.31	[8]	.31	[8]	2.53	[8]

See page 41 for footnotes.

American Funds Strategic Bond Fund	37

Financial highlights (continued)

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income		Net gains on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Period from 3/18/2016 to 6/30/2016[4,5,6]	$10.00	$.17	[7]	$.15	$.32
Class 529-C:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.24		.06	.30
Class 529-E:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.19	[7]	.12	.31
Class 529-F-1:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.27		.05	.32
Class R-1:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.16	[7]	.16	.32
Class R-2:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.18	[7]	.13	.31

38	American Funds Strategic Bond Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]

$(.01)	$10.31	3.18%[7,8]		$15	.30%[7,8]		.30%[7,8]		1.69%[7,8]

(.01)	10.29	3.02	[8]	623	.47	[8]	.47	[8]	2.36	[8]

(.01)	10.30	3.08	[7,8]	167	.33	[7,8]	.33	[7,8]	1.88	[7,8]

(.02)	10.30	3.16	[8]	238	.23	[8]	.23	[8]	2.68	[8]

(.01)	10.31	3.25	[7,8]	26	.21	[7,8]	.21	[7,8]	1.58	[7,8]

(.01)	10.30	3.10	[7,8]	47	.31	[7,8]	.31	[7,8]	1.79	[7,8]

See page 41 for footnotes.

American Funds Strategic Bond Fund	39

Financial highlights (continued)

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income		Net gains on securities (both realized and unrealized)	Total from investment operations
Class R-2E:
Period from 3/18/2016 to 6/30/2016[4,5,6]	$10.00	$.16	[7]	$.16	$.32
Class R-3:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.15	[7]	.17	.32
Class R-4:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.30		.02	.32
Class R-5E:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.16		.16	.32
Class R-5:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.16		.17	.33
Class R-6:
Period from 3/18/2016 to 6/30/2016[4,5,6]	10.00	.06		.27	.33

Period ended June 30 2016[4,5,6,8]
Portfolio turnover rate for all share classes	238%

See Notes to Financial Statements

40	American Funds Strategic Bond Fund

Dividends (from net investment income)	Net asset value, end of period	Total return[2]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]

$(.01)	$10.31	3.24%[7,8]		$26	.21%[7,8]		.20%[7,8]		1.59%[7,8]

(.01)	10.31	3.23	[7,8]	48	.22	[7,8]	.22	[7,8]	1.47	[7,8]

(.02)	10.30	3.17	[8]	246	.24	[8]	.24	[8]	2.89	[8]

(.01)	10.31	3.24	[8]	26	.20	[8]	.20	[8]	1.59	[8]

(.02)	10.31	3.26	[8]	26	.21	[8]	.21	[8]	1.58	[8]

(.02)	10.31	3.26	[8]	16,185	.26	[8]	.26	[8]	.62	[8]

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of certain reimbursements from CRMC. During the period shown, CRMC reimbursed other fees and expenses.
[4]	For the period March 18, 2016, commencement of operations, through June 30, 2016.
[5]	Unaudited.
[6]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Not annualized.

American Funds Strategic Bond Fund	41

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

42	American Funds Strategic Bond Fund

	Beginning account value	Ending account value 6/30/2016	Expenses paid during period*	Annualized expense ratio†
Class A - actual return	$1,000.00	$1,032.52	$2.58	.89%
Class A - assumed 5% return	1,000.00	1,020.49	4.48	.89
Class B - actual return	1,000.00	1,031.10	3.18	1.10
Class B - assumed 5% return	1,000.00	1,019.45	5.54	1.10
Class C - actual return	1,000.00	1,030.00	4.89	1.69
Class C - assumed 5% return	1,000.00	1,016.50	8.50	1.69
Class F-1 - actual return	1,000.00	1,031.46	2.81	.97
Class F-1 - assumed 5% return	1,000.00	1,020.09	4.89	.97
Class F-2 - actual return	1,000.00	1,032.70	2.11	.73
Class F-2 - assumed 5% return	1,000.00	1,021.29	3.68	.73
Class 529-A - actual return	1,000.00	1,031.31	3.13	1.08
Class 529-A - assumed 5% return	1,000.00	1,019.55	5.44	1.08
Class 529-B - actual return	1,000.00	1,031.81	3.01	1.04
Class 529-B - assumed 5% return	1,000.00	1,019.75	5.24	1.04
Class 529-C - actual return	1,000.00	1,030.17	4.77	1.65
Class 529-C - assumed 5% return	1,000.00	1,016.70	8.30	1.65
Class 529-E - actual return	1,000.00	1,030.75	3.33	1.15
Class 529-E - assumed 5% return	1,000.00	1,019.20	5.79	1.15
Class 529-F-1 - actual return	1,000.00	1,031.56	2.29	.79
Class 529-F-1 - assumed 5% return	1,000.00	1,020.99	3.98	.79
Class R-1 - actual return	1,000.00	1,032.45	2.11	.73
Class R-1 - assumed 5% return	1,000.00	1,021.29	3.68	.73
Class R-2 - actual return	1,000.00	1,030.96	3.10	1.07
Class R-2 - assumed 5% return	1,000.00	1,019.60	5.39	1.07
Class R-2E - actual return	1,000.00	1,032.44	2.08	.72
Class R-2E - assumed 5% return	1,000.00	1,021.34	3.63	.72
Class R-3 - actual return	1,000.00	1,032.29	2.29	.79
Class R-3 - assumed 5% return	1,000.00	1,020.99	3.98	.79
Class R-4 - actual return	1,000.00	1,031.66	2.43	.84
Class R-4 - assumed 5% return	1,000.00	1,020.74	4.23	.84
Class R-5E - actual return	1,000.00	1,032.39	2.08	.72
Class R-5E - assumed 5% return	1,000.00	1,021.34	3.63	.72
Class R-5 - actual return	1,000.00	1,032.56	2.11	.73
Class R-5 - assumed 5% return	1,000.00	1,021.29	3.68	.73
Class R-6 - actual return	1,000.00	1,032.57	2.66	.92
Class R-6 - assumed 5% return	1,000.00	1,020.34	4.63	.92

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio,” and the “actual return” line is based on the number of days from March 18, 2016 (commencement of operations), through June 30, 2016. The “assumed 5% return” line is based on 182 days.

American Funds Strategic Bond Fund	43

Approval of Investment Advisory and Service Agreement

American Funds Strategic Bond Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an initial term through April 30, 2017. The board determined that the proposed advisory fee structure was fair and reasonable in relation to the services proposed to be provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board took into account information furnished to them throughout the year in connection with their service on boards of other American Funds, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. The board considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board also considered the nature, extent and quality of administrative, compliance and shareholder services that would be provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board concluded that the nature, extent and quality of the services provided by CRMC would benefit the fund and its shareholders.

2. Investment results

The board considered the manner in which CRMC proposed to manage the fund in light of its investment objective of providing, over the long term, a high level of total return, of which a large component is current income. It also considered the proposed investment policies and restrictions of the fund, and CRMC’s experience in managing similar funds. The board concluded that CRMC’s record indicated that its management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board reviewed the proposed advisory fee schedule of the fund compared to those of other relevant funds. The board noted CRMC’s proposed waiver of the entire advisory fee payable by the funds under the agreement and CRMC’s commitment not to remove the waiver without board approval. In addition, the board reviewed

44	American Funds Strategic Bond Fund

information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fee schedule for the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board took into account the fund’s projected total cost structure and concluded that it would be fair and reasonable in relation to the services that CRMC proposed to provide, and that the fund’s shareholders would receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s proposed relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board considered CRMC’s portfolio trading practices, noting the benefits CRMC would receive from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts that were proposed to be paid to CRMC by the fund.

5. Adviser financial information

The board noted that it had previously reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

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American Funds Strategic Bond Fund	51

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

52	American Funds Strategic Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Strategic Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Strategic Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS STRATEGIC BOND FUND

By ___/s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By ___/s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: August 31, 2016

By ___/s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: August 31, 2016